UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 26, 2004

Bone Care International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	0-27854	39-1527471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Aspen Commons, Suite 300 Middleton, Wisconsin (Address of Principal Executive Offices)	53719 (Zip Code)

(608) 662-7800
(Registrant’s Telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 2.02. Results of Operations and Financial Condition.

     On October 26, 2004 the Company issued a press release reporting its first quarter fiscal year 2005 financial results, a copy of which is filed Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

99.1 Press Release issued by the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully cased this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BONE CARE INTERNATIONAL, INC.
Date: October 26, 2004	By:	/s/ Brian J. Hayden
Brian J. Hayden
VP Finance

EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release issued by the Company